                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Agreement") dated as of December 19, 2003 is by and among the parties identified as "Pledgors" on the signature pages attached hereto and such other parties as may become Pledgors hereunder (each a "Pledgor" and collectively the "Pledgors") and Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), for the ratable benefit of the Lenders.

                                    RECITALS:

         A. Quanta Services, Inc., a Delaware corporation (the "Borrower"), the Guarantors identified therein, the Lenders identified therein, and the Administrative Agent have entered into that certain Credit Agreement dated as of the date hereof (as amended, modified, supplemented or restated from time to time, the "Credit Agreement").

         B.       This Agreement is required under the terms of the Credit
Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS. Unless otherwise defined herein, capitalized terms have the same meaning assigned to such terms in the Credit Agreement. As used in this
Agreement:

         "Collateral" is defined in Section 2.1.

         "Collateral Proceeds" is defined in Section 2.1(f).

         "Collateral Termination Date" means the first date on which no Loan or Credit Extension is outstanding under the Credit Agreement, the Commitments have been permanently terminated, and no other Obligations are due and payable thereunder or under any other Loan Document.

         "Event of Default" is defined in Section 6.1.

         "Pledged Shares" is defined in Section 2.1(a).

         "Secured Obligations" is defined in Section 2.2.

         "UCC" means the Uniform Commercial Code.

         "Voting Stock" is defined in Section 2.1.

SECTION 2. SECURITY INTEREST AND PLEDGE.

         2.1 Security Interest and Pledge. Subject to the terms of this Agreement and to secure the Secured Obligations, each Pledgor hereby pledges, assigns, grants, conveys and transfers to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations a continuing first priority security interest in, and a right of set-off against, any and all of such Pledgor's rights, title and interest in, to and under the following property, whether now existing or owned, acquired or arising hereafter (collectively, the "Collateral"):

                  (a) all of shares of Capital Stock in the Persons listed on the attached Schedule 2.1(a) and any other entities which hereafter become Subsidiaries of such Pledgor or any of its Subsidiaries in which such Pledgor has an ownership interest (collectively, the "Companies"), and the certificates or instruments, if any, representing such Capital Stock and all options and other rights, contractual or otherwise, with respect thereto (collectively, the "Pledged Shares");

                  (b) any other shares of Capital Stock hereafter pledged to the Administrative Agent pursuant to this Agreement;

                  (c)      all "investment property" as such term is defined in
                           Section 9-102(a)(49) of the UCC with respect thereto;

                  (d)      any "security entitlement" as such term is defined in
                           Section 8-102(a)(l7) of the UCC with respect thereto;

                  (e)      all books and records relating to the foregoing; and

                  (f) all Accessions and Proceeds (as each is defined in the UCC) of the foregoing, including, without limitation, all distributions (cash, stock, or otherwise), dividends, stock dividends, securities, cash, instruments, rights to subscribe, purchase, or sell, and other property, rights, and interest that such Pledgor is at any time entitled to receive or is otherwise distributed in respect of, or in exchange for, any or all of the Collateral, and without affecting the obligations of such Pledgor under any provision of the Credit Agreement, in the event of any consolidation or merger in which such Pledgor is not the surviving corporation, all shares of each class or Capital Stock of the successor entity formed by or resulting from such consolidation or merger (all of the foregoing described in this clause (f), the "Collateral Proceeds");

provided, that in no event shall the Administrative Agent's security interest encumber capital stock or membership interests of any of the Companies which is a "controlled foreign corporation" (within the meaning of the Internal Revenue
Code) representing more than sixty-five percent (65%) of the combined voting power of all classes of stock or membership interests entitled to vote (the "Voting Stock") of any such entity.

         Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that a Pledgor may from time to time hereafter deliver additional Capital Stock to the Administrative Agent as collateral security for the Secured Obligations. Upon delivery to the Administrative Agent, such additional Capital Stock shall be deemed to be part of the Collateral of such Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2.1(a) is amended to refer to such additional Capital Stock.

         2.2      Secured Obligations. The Collateral shall secure (subject to
Section 7.14 hereof) the following obligations, indebtedness and liabilities, without duplication (all such obligations, indebtedness and liabilities being hereinafter sometimes called the "Secured Obligations"):

         (a) all of the obligations of the Loan Parties to the Lenders (including the L/C Issuer, the Credit-Linked L/C Issuer and the Swing Line Lender) and the Administrative Agent under the Credit Agreement and the other Loan Documents (including, but not limited to, any interest accruing after the commencement by or against any Loan Party of a proceeding under any

                  Debtor Relief Laws, regardless of whether such interest is an allowed claim under such proceeding), whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, howsoever evidenced, created, held or acquired, whether primary, secondary, direct, contingent, or joint and several, as such obligations may be amended, modified, increased, extended, renewed or replaced from time to time;

         (b) all of the obligations owing by the Loan Parties under any Swap Contract with any Lender or any Affiliate of a Lender, whether now existing or hereafter arising;

         (c) all indemnity obligations of the Loan Parties under the Credit Agreement; and

         (d) all costs and expenses incurred in connection with enforcement and collection of the foregoing obligations, including reasonable attorneys' fees.

         2.3      Delivery of the Collateral. Each Pledgor hereby agrees that:

         (a) Delivery of Certificates. Each Pledgor shall deliver to the Administrative Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of such Pledgor and (ii) promptly upon the receipt thereof by or on behalf of a Pledgor, all other certificates and instruments constituting Collateral of a Pledgor. Prior to such delivery to the Administrative Agent, all such certificates and instruments constituting Collateral of a Pledgor shall be held in trust by such Pledgor for the benefit of the Administrative Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Schedule 2.3(a) attached hereto.

         (b) Financing Statements. Each Pledgor authorizes the Administrative Agent to file one or more financing statements (with collateral descriptions broader, including without limitation "all assets" and/or "all personal property" collateral descriptions, and/or less specific than the description of the Collateral contained herein) disclosing the Administrative Agent's security interest in the Collateral. Each Pledgor agrees to execute and deliver to the Administrative Agent such financing statements and other filings as may be reasonably requested by the Administrative Agent in order to perfect and protect the security interest created hereby in the Collateral of such Pledgor.

SECTION 3. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents and warrants to the Administrative Agent for the benefit of the holders of the Secured Obligations, that so long as any of the Secured Obligations remain outstanding and until all of the commitments relating thereto have been terminated:

         3.1 Title. Such Pledgor owns or, with respect to Collateral acquired after the date hereof, such Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder and Permitted Liens. Such Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby, and there exists no "adverse claim" within the meaning of Section 8-102 of the UCC with respect to the Collateral.

         3.2 Organization and Authority. Neither the execution, delivery or performance by such Pledgor of this Agreement nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, will (i) contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality; or (ii) conflict with or result in any breach of any term, covenant, condition or other provision of, or constitute a default under, or (other than pursuant to the Collateral Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Pledgor under the terms of any contractual obligation to which such Pledgor is a party or by which it or any of its properties or assets are bound or to which it may be subject.

         3.3 First Priority Perfected Security Interest. This Agreement has been duly authorized, executed and delivered by such Pledgor. This Agreement creates a valid security interest in favor of the Administrative Agent for the benefit of the Lenders in the Collateral. The taking of possession by the Administrative Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Collateral will perfect and establish the first priority of the Administrative Agent's security interest in the Pledged Shares consisting of certificated securities and, when properly perfected by filing or registration, in all other Collateral represented by such Pledged Shares and instruments securing the Secured Obligations. Except as set forth in this Section 3.3 and except as may be required by applicable foreign laws affecting the pledge of Capital Stock of Foreign Subsidiaries, no action is necessary to perfect or otherwise protect such security interest.

         3.4 Partnership and Membership Interests. Except as previously disclosed to the Administrative Agent, none of the Pledged Shares consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset (as each is defined in the UCC).

         3.5 No Consent. No consent of, or notice to, any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant by such Pledgor of the Liens granted hereby or for the execution, delivery or performance of this Agreement by such Pledgor, other than the filing of financing statements and the filing of an investment act notice in connection with the stock of any Company organized in Canada and except for such other consents, notices or filings that have been obtained or made or that as of the date hereof are not required to have been obtained or made and may be obtained or made, as the case may be, when necessary.

SECTION 4. COVENANTS. Each Pledgor covenants and agrees that so long as any of the Secured Obligations remain outstanding and until all of the commitments relating thereto have been terminated such Pledgor shall:

         4.1 Encumbrances. Except as permitted by the Credit Agreement, each Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien on the Collateral except the pledge and security interest of the Administrative Agent hereunder and except for Permitted Liens, and shall warrant and defend title to and ownership of the Collateral of such Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein and defend such Pledgor's rights in the Collateral and the Administrative Agent's security interest in the Collateral against the claims of all persons and entities (other than any person or entity claiming by, through or under the Administrative Agent or any obligee of the Secured Obligations).

         4.2 Sale of Collateral. No Pledgor shall sell, assign, or otherwise dispose of the Collateral or any part thereof except as permitted by the Credit Agreement.

         4.3 Dividends. If any Pledgor shall become entitled to receive or shall receive any distribution (including, without limitation, any dividend or distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights constituting Collateral, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, such Pledgor agrees to accept the same as the Administrative Agent's agent and to hold the same in trust for the Administrative Agent and to deliver the same (to the extent in form capable of delivery) promptly to the Administrative Agent in the exact form received, with the appropriate endorsement of such Pledgor when necessary, to be held by the Administrative Agent, as additional Collateral for the Secured Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof in violation of the Credit Agreement shall be paid over to the Administrative Agent to be held by it as additional Collateral for the Secured Obligations subject to the terms hereof except as otherwise provided in the Credit Agreement; and in case any distribution shall be made on or in respect of the Collateral while a Default or an Event of Default shall be continuing or any property shall be distributed while a Default or an Event of Default shall be continuing upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it, as additional Collateral for the Secured Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by such Pledgor shall, until paid or delivered to the Administrative Agent, be held by such Pledgor in trust as additional security for the Secured Obligations, provided that except to the extent that such sums of money or property have theretofore been applied against the Secured Obligations in accordance with the Credit Agreement, such sums of money or property shall forthwith be delivered to such Pledgor at such time as no Default or Event of Default shall be continuing under the Credit Agreement.

         4.4 Further Assurances. At any time and from time to time, upon the request of the Administrative Agent, and at the sole expense of such Pledgor, such Pledgor shall promptly execute and deliver all such further instruments and documents and take such further action as the Administrative Agent may deem reasonably necessary or desirable to (a) preserve and perfect its security interest in the Collateral; (b) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral of such Pledgor; and (c) carry out the provisions and purposes of this Agreement, including, without limitation, (i) the execution and filing of such financing statements as the Administrative Agent may require and (ii) upon the occurrence and during the continuance of an Event of Default, if requested by the Administrative Agent, delivering to the Administrative Agent irrevocable proxies in respect of the Collateral of such Pledgor.

         4.5 Inspection Rights. Upon reasonable notice from the Administrative Agent, each Pledgor shall permit the Administrative Agent and its representatives to examine, inspect, and copy such Pledgor's books and records concerning ownership of the Collateral at any reasonable time during normal business hours and as often as the Administrative Agent may desire.

         4.6 Books and Records. Each Pledgor shall mark its books and records (and shall cause the issuer of the Pledged Shares to mark its books and records) to reflect the security interest of the Administrative Agent for the benefit of the holders of the Secured Obligations under this Agreement.

         4.7 Receipt after Default. If any Collateral is received by any Pledgor during the continuance of an Event of Default, Pledgor shall pay over to the Administrative Agent all such Collateral on the day received, including the cash and checks endorsed by such Pledgor evidencing the Collateral. Such Pledgor shall not commingle the Collateral with any other funds, proceeds or monies of such Pledgor, and shall keep such proceeds separate and apart from any other funds, proceeds or monies of such Pledgor and shall hold the Collateral in trust for the Administrative Agent until same shall be paid over to the Administrative Agent as agreed to herein.

         4.8      Pledge of Shares of Controlled Foreign Corporation.

         (a)      In the event that the Collateral hereunder would, but for this
                  Section 4.8(a), represent more than sixty-five percent (65%) of the Voting Stock of a Company which is a controlled foreign corporation, then the number of shares of Voting Stock of such Company in excess of such sixty-five percent (65%) automatically shall be released from the Lien of, and the terms and provisions of, this Agreement.

         (b) In the event that the Collateral hereunder represents less than sixty-five percent (65%) of the Voting Stock of any Company which is a controlled foreign corporation (or, if less, 100% of the Voting Stock of such Company owned by Pledgor), then such Pledgor will promptly pledge additional capital stock to increase the number of shares pledged hereunder to such sixty-five percent (65%) (or, if less, 100% of the Voting Stock of such Company owned by such Pledgor).

         4.9 Amendments. Not make or consent to any amendment or other modification or waiver with respect to any of the Collateral of such Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Collateral of such Pledgor that is prohibited under the Credit Agreement or any other Loan Document.

         4.10 Compliance with Securities Laws. File all reports and other information now or hereafter required to be filed by such Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with such Pledgor's ownership of the Collateral of such Pledgor.

         4.11 Issuance or Acquisition of Capital Stock. Not, without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably request for the purpose of perfecting its security interest therein, issue or acquire any Capital Stock constituting Collateral consisting of an interest in a partnership or a limited liability company that (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms expressly provides that it is a security governed by Article 8 of the UCC, (iii) is an investment company security, (iv) is held in a securities account or (v) constitutes a Security or a Financial Asset (as each is defined in the UCC).

SECTION 5. RIGHTS OF THE ADMINISTRATIVE AGENT AND PLEDGOR.

         5.1 Power of Attorney. Each Pledgor hereby irrevocably and with the power of substitution constitutes and appoints the Administrative Agent on behalf of the holders of the Secured Obligations and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead and in the name of each Pledgor or in its own name, from time to time in the Administrative Agent's discretion during the continuance of an Event of Default and prior to the Collateral Termination Date, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives the Administrative Agent the power and right on behalf of the Pledgors and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default and to the extent permitted by applicable laws, without notice to or the consent of the
Pledgors:

                  (a) to demand, sue for, collect, or receive in the name of each Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

                  (b) to pay or discharge taxes, liens, security interests, or other encumbrances (other than Permitted Liens) levied or placed on or threatened against the Collateral;

                  (c) (i) to direct any parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (iv) to commence and prosecute any suit, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against any Pledgor with respect to any Collateral;
                           (vi) to settle, compromise, or adjust any suit, action, or proceeding described in clause (v) above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Administrative Agent may determine; (viii) to add or release any guarantor, endorser, surety, or other party to any of the Collateral or the Secured Obligations; (ix) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and such Pledgor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve, or realize upon the Collateral and the Administrative Agent's security interest; (x) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein; and (xi) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Collateral into the name of the Administrative Agent or one or more of the holders of the Secured Obligations or into the name of any transferee to whom the Collateral or any part thereof may be sold pursuant to Section 6.2 hereof.

This power of attorney is a power coupled with an interest and shall be irrevocable. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions constituting or resulting from its willful misconduct or gross negligence. This power of attorney is conferred on the Administrative Agent solely to protect, preserve, and realize upon its security interest in the Collateral.

         5.2 Voting Rights. Until written notice shall be given to the Pledgors in accordance with Section 6.2(d) that the Administrative Agent has exercised its rights under Section 6.2(d) to vote the Collateral (provided, however, if the Administrative Agent is prevented from providing such notice as a result of Section 362 of the United States Bankruptcy Code or similar law the Pledgors shall be entitled to exercise such rights so long as no Event of Default shall have occurred and be continuing), a Pledgor shall be entitled to exercise any and all voting and other rights relating or pertaining to the Collateral or any part thereof and the Administrative Agent shall execute and deliver (or cause to be executed and delivered) to such Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to this sentence).

         5.3 Collateral Proceeds. Until written notice shall be given to the Pledgors in accordance with Section 6.2(d) that the Administrative Agent has exercised its rights under Section 6.2(d) to vote the Collateral, each Pledgor shall be entitled to receive and collect for its own use all Collateral Proceeds.

         5.4 Performance by the Administrative Agent of the Pledgors' Obligations. If an Event of Default has occurred and is continuing or if a Pledgor fails to perform or comply with any of its agreements contained herein, the Administrative Agent may perform or cause performance of or compliance with such agreement and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof. All such expenses of the Administrative Agent so expended, together with interest thereon at the rate of interest provided in the Credit Agreement, shall be payable by the Pledgors on a joint and several basis to the Administrative Agent on demand and shall constitute Secured Obligations secured by this Agreement.

         5.5 The Administrative Agent's Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by the Administrative Agent hereunder, the Administrative Agent shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, the Administrative Agent shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if the Administrative Agent takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by the Administrative Agent in complying with any such request by Pledgor, and no refusal by the Administrative Agent to comply with any such request by Pledgor, shall of itself be deemed to be a failure to exercise reasonable care.

SECTION 6. EVENTS OF DEFAULT AND REMEDIES.

         6.1 Events of Default. The Pledgors shall be in default under this Agreement upon the occurrence of and during the continuation of any of the events or conditions defined as Events of Default in the Credit Agreement (an "Event of Default").

         6.2 Rights and Remedies. Prior to the Collateral Termination Date, upon the occurrence of an Event of Default and so long as the same shall be continuing, the Administrative Agent shall have the following rights and remedies to the extent not prohibited by applicable laws:

                  (a) In addition to all other rights and remedies granted to the Administrative Agent in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Secured Obligations, the Administrative Agent shall have all of the rights and remedies of a secured party under the UCC of the jurisdiction applicable to the affected Collateral. Without limiting the generality of the foregoing, the Administrative Agent may (i) without demand or notice to the Pledgors, collect, receive, or take possession of the Collateral or any part thereof, (ii) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Administrative Agent's offices or elsewhere, for cash, on credit, or for future delivery without assumption of any credit risk, and/or (iii) bid and become a purchaser at any such sale free of any right or equity of redemption in any of the Pledgors, which right or equity is hereby expressly waived and released by all of the Pledgors. Upon the request of the Administrative Agent, any of the Pledgors shall assemble the Collateral and make it available to the Administrative Agent at any place designated by the Administrative Agent that is reasonably convenient to such Pledgor and the Administrative Agent. Each of the Pledgors agrees that the Administrative Agent shall not be obligated to give more than ten (10) days' prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Each of the Pledgors shall be liable, jointly and severally, for all reasonable expenses of retaking, holding, preparing for sale, or the like, and all reasonable attorneys' fees and other reasonable expenses incurred by the Administrative Agent in connection with the collection of the Secured Obligations and the enforcement of the Administrative Agent's rights under this Agreement, in each case during the continuance of an Event of Default, all of which expenses and fees shall constitute additional Secured Obligations secured by this Agreement. The Administrative Agent may apply the Collateral against the Secured Obligations then due and payable in such order and manner as it shall elect in its sole discretion. Each of the Pledgors shall remain liable for any deficiency (subject to Section 7.16 hereof) together with interest thereon at the Default Rate if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Secured Obligations. Each of the Pledgors waives all rights of marshaling in respect of the Collateral.

                  (b) The Administrative Agent may cause any or all of the Collateral held by it to be transferred into the name of the Administrative Agent or the name or names of the Administrative Agent's nominee or nominees (in each case as pledgee hereunder).

                  (c) The Administrative Agent shall be entitled to receive all dividends and cash distributions payable in respect of the Collateral. Pledgor shall execute notice letters, in form and substance satisfactory to the Administrative Agent (as and when requested by the Administrative Agent), notifying the Company or Companies of the fact of this Agreement and directing the Company or Companies to make payment directly to the Administrative Agent of all of the distributions which are due and owing to Pledgor by the Company or Companies, and directing the Company or Companies to accompany each transmission of such distributions to the Administrative Agent with a report in such form as the Administrative Agent may reasonably require in order to identify (i) the type of distribution being made, and (ii) the calculations made by the Company or Companies to determine the amount of the distribution distributed to the Administrative Agent.

                  (d) The Administrative Agent shall have the right, but shall not be obligated to, exercise or cause to be exercised all voting rights and powers in respect of the Collateral, and Pledgor shall deliver to the Administrative Agent, if requested by the Administrative Agent, irrevocable proxies with respect to the Collateral in form satisfactory to the Administrative Agent.

Because of applicable securities laws, including without limitation, the Securities Act of 1933, as amended, and other applicable state securities laws, there may be legal restrictions or limitations affecting attempts of the Administrative Agent to dispose of the Collateral in the enforcement of its rights and remedies hereunder, the Administrative Agent is hereby authorized by the Pledgors, but not obligated, upon the occurrence and during the continuance of an Event of Default, to the extent permitted by applicable law, to sell all or any part of the Collateral at private sale, subject to investment letters or in any other manner which will not require the Collateral or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other applicable securities law or regulation. The Pledgors specifically agree that under these circumstances, such a sale is a commercially reasonable method of disposition of the Collateral. The Administrative Agent is also hereby authorized by the Pledgors, but not obligated, to take such actions, give such notices, obtain such rulings and consents, and do such other things as the Administrative Agent may deem appropriate in the event of such a sale or disposition of any of the Collateral. The Pledgors acknowledge that the Administrative Agent may, in its reasonable discretion, approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral or any part or parts thereof than would otherwise be obtainable if the same were registered and sold in the open market, the Pledgors agrees that such private sale shall constitute a commercially reasonable method of disposing of the Collateral in view of the time, expense, and potential liability to the parties of such transactions of registration of the Collateral in accordance with applicable securities laws.

         6.3 Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the holders of the Secured Obligations in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in the Credit Agreement.

SECTION 7. MISCELLANEOUS.

         7.1 No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, privilege or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. To the fullest extent permitted by applicable laws, the rights, powers, privileges and remedies provided for in this Agreement are cumulative and not exclusive of any rights, powers, privileges and remedies provided by law. The Administrative Agent may exercise any right, power, privilege or remedy under this Agreement or under applicable law against any Pledgor without enforcing any rights, powers, privileges or remedies against any other Pledgor under this Agreement or otherwise, each of the Pledgors expressly waiving any rights or requirements that the Administrative Agent or any Lender first enforce any right, power, privilege or remedy against the Borrower, any other Pledgor or any other Collateral for the Secured Obligations.

         7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Pledgor and the Administrative Agent for the benefit of the holders of the Secured Obligations and their respective heirs, successors, and assigns, except that none of the Pledgors may assign any of its rights or obligations under this Agreement without the prior written consent of the Required Lenders under the Credit Agreement except to the extent permitted by the Credit Agreement. To the fullest extent permitted by law, each Pledgor hereby releases the Administrative Agent and each holder of the Secured Obligations, and their respective successors and assigns, from any liability for any act or omission relating to this Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such holder, or their respective officers, employees or agents.

         7.3 Notices. All notices required or permitted to be given under this Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

         7.4 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Arbitration.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAWS OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State; PROVIDED THAT THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR AND THE ADMINISTRATIVE Agent, ON BEHALF OF ITSELF AND EACH LENDER, CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH PLEDGOR AND THE ADMINISTRATIVE Agent, ON BEHALF OF ITSELF AND EACH LENDER, IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PLEDGOR AND THE ADMINISTRATIVE Agent, ON BEHALF OF ITSELF AND EACH LENDER, WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         7.5      Waiver of Right to Trial by Jury.

         EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR

OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         7.6 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         7.8 Amendments and Waivers. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

         7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         7.11 Construction. The Pledgors and the Administrative Agent acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Pledgors and the Administrative Agent.

         7.12 Secured Obligations Absolute. The obligations of the Pledgors under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Secured Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Secured Obligations, or any exercise or failure to exercise any right remedy, power, or privilege in respect of the Secured Obligations.

         7.13 Termination. On the Collateral Termination Date, the Liens created hereby shall terminate, and the Administrative Agent, at the request and expense of each Pledgor, forthwith will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of the Liens created hereby and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty), such of the Collateral as may be in the possession of the Lender and as has not theretofore been sold or otherwise applied pursuant to this Agreement or the Credit Agreement. Upon such release and redelivery, this Agreement shall terminate.

         7.14 ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF.

         7.15 Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real and other personal property owned by a Pledgor), or by a guarantee, endorsement or property of any other Person in favor of the Administrative Agent on behalf of the holders of the Secured Obligations, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the holders of the Secured Obligations under this Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

         7.16     Joint and Several Obligations of Pledgors.

         (a) Each of the Pledgors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the holders of the Secured Obligations, for the mutual benefit, directly and indirectly, of each of the Pledgors and in consideration of the undertakings of each of the Pledgors to accept joint and several liability for the obligations of each of them.

         (b) Each of the Pledgors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Pledgors with respect to the payment and performance of all of the Secured Obligations arising under this Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Pledgors without preferences or distinction among them.

         (c) Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Guarantor under the Credit Agreement, the other Loan Documents and the documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

                   [Signatures on immediately following page.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

PLEDGOR:                        QUANTA SERVICES, INC.,
                                a Delaware corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                ARBY CONSTRUCTION, INC.
                                AUSTIN TRENCHER, INC.
                                CCLC, INC.
                                CONTI COMMUNICATIONS, INC.
                                CROCE ELECTRIC COMPANY, INC.
                                DILLARD SMITH CONSTRUCTION COMPANY
                                DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
                                GLOBAL ENERCOM MANAGEMENT, INC.
                                GOLDEN STATE UTILITY CO.
                                H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
                                HAINES CONSTRUCTION COMPANY
                                MANUEL BROS., INC.
                                MEARS GROUP, INC.
                                NETWORK ELECTRIC COMPANY
                                NORTH PACIFIC CONSTRUCTION CO., INC.
                                NORTH SKY COMMUNICATIONS, INC.
                                PARKSIDE SITE & UTILITY COMPANY CORPORATION
                                PARKSIDE UTILITY CONSTRUCTION CORP.
                                PWR FINANCIAL COMPANY
                                QPC, INC.
                                QSI, INC.
                                QUANTA HOLDINGS, INC.
                                QUANTA GOVERNMENT SERVICES, INC.
                                QUANTA LI ACQUISITION, INC.
                                QUANTA LIV ACQUISITION, INC.
                                QUANTA LVII ACQUISITION, INC.
                                QUANTA LVIII ACQUISITION, INC.
                                QUANTA LIX ACQUISITION, INC.
                                QUANTA LX ACQUISITION, INC.
                                QUANTA LXI ACQUISITION, INC.
                                QUANTA LXII ACQUISITION, INC.
                                QUANTA LXIII ACQUISITION, INC.
                                QUANTA LXIV ACQUISITION, INC.
                                QUANTA LXV ACQUISITION, INC.,
                                each a Delaware corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                QUANTA LXVI ACQUISITION, INC.
                                QUANTA LXVII ACQUISITION, INC.
                                QUANTA LXVIII ACQUISITION, INC.
                                QUANTA LXIX ACQUISITION, INC.
                                QUANTA LXX ACQUISITION, INC.
                                QUANTA LXXI ACQUISITION, INC.
                                QUANTA LXXII ACQUISITION, INC.
                                QUANTA LXXIII ACQUISITION, INC.
                                QUANTA UTILITY INSTALLATION CO., INC.
                                R.A. WAFFENSMITH & CO., INC.
                                SOUTHEAST PIPELINE CONSTRUCTION, INC.
                                SOUTHWESTERN COMMUNICATIONS, INC.
                                SPALJ CONSTRUCTION COMPANY
                                SUMTER UTILITIES, INC.
                                TOM ALLEN CONSTRUCTION COMPANY
                                TTGP, INC.
                                TTLP, INC.
                                TXLP, INC.
                                UNDERGROUND CONSTRUCTION CO., INC.
                                VCI TELCOM, INC.
                                W.C. COMMUNICATIONS, INC.,
                                each a Delaware corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                ADVANCED TECHNOLOGIES AND INSTALLATION
                                   CORPORATION,
                                ALLTECK LINE CONTRACTORS (USA), INC.
                                MUSTANG LINE CONTRACTORS, INC.
                                POTELCO, INC.,
                                each a Washington corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                BRADFORD BROTHERS, INC.
                                TTM, INC.,
                                each a North Carolina corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                COMMUNICATION MANPOWER, INC.
                                P.D.G. ELECTRIC COMPANY
                                TRAWICK CONSTRUCTION COMPANY, INC.,
                                each a Florida corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                CROWN FIBER COMMUNICATIONS, INC.,
                                a Virginia corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                ENVIRONMENTAL PROFESSIONAL ASSOCIATES,
                                         LIMITED
                                W.H.O.M. CORPORATION
                                each a California corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                FIVE POINTS CONSTRUCTION CO.
                                MEJIA PERSONNEL SERVICES, INC.
                                TRANS TECH ACQUISITION, INC.
                                SOUTHWEST TRENCHING COMPANY, INC.
                                each a Texas corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                INTERMOUNTAIN ELECTRIC, INC.,
                                a Colorado corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                IRBY CONSTRUCTION COMPANY,
                                a Mississippi corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                OLD LESCO CORPORATION, INC.
                                a South Carolina corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                METRO UNDERGROUND SERVICES, INC.
                                PROFESSIONAL TELECONCEPTS, INC. (IL)
                                each an Illinois corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                PAR ELECTRICAL CONTRACTORS, INC.,
                                a Missouri corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                PROFESSIONAL TELECONCEPTS, INC. (NY),
                                A New York corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                THE RYAN COMPANY, INC.,
                                a Massachusetts corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                UTILCO, INC.,
                                a Georgia corporation

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                QDE, LLC
                                QUANTA DELAWARE, INC.
                                QUANTA ASSET MANAGEMENT LLC
                                each a Delaware limited liability company

                                By:    /s/ Linda Bubacz
                                         -----------------------------------
                                Name:  Linda Bubacz
                                Title: President

                                TOTAL QUALITY MANAGEMENT
                                LLC, a Delaware limited
                                liability company COAST TO
                                COAST, LLC, a California
                                limited liability company

                                By: Environmental Professional Associates, Limited, Its Member

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                NORTHERN LINE LAYERS, LLC,
                                a Delaware limited liability company

                                By:    PAR Electrical Contractors, Inc.,
                                       Its Member

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                DOT 05, LLC
                                TJADER, L.L.C.
                                OKAY CONSTRUCTION COMPANY, LLC
                                each a Delaware limited liability company

                                By:    Spalj Construction Company,
                                       Its Member

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                LAKE NORMAN PIPELINE, LLC,
                                a North Carolina limited liability company

                                By:    Bradford Brothers, Inc.,
                                       Its Member

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                MEARS/CPG, LLC
                                MEARS ENGINEERING, LLC
                                MEARS/HDD, LLC
                                MEARS SERVICES, LLC
                                each a Michigan limited liability company

                                By:    Mears Group, Inc., The Sole Member of
                                       each of the foregoing limited liability
                                       companies

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                S.K.S. PIPELINERS, LLC, a
                                Delaware limited liability
                                company

                                By:    Arby Construction, Inc., Its Member

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                TNS-VA, LLC,
                                a Delaware limited liability company

                                By:    Professional Teleconcepts, Inc. (NY)
                                       Its Member

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                LINECO LEASING, LLC,
                                a Washington limited liability company

                                By:    Mustang Line Contractors, Inc.,
                                       Its Member

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                AIRLAN TELECOM SERVICES, L.P.
                                NORTH HOUSTON POLE LINE, L.P.
                                LINDSEY ELECTRIC, L.P.
                                DIGCO UTILITY CONSTRUCTION, L.P.
                                each a Texas limited partnerships

                                By:    Mejia Personnel Services, Inc.,
                                       Its General Partner

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P.
                                QUANTA ASSOCIATES, L.P.
                                each a Texas limited partnerships

                                By:    QSI, Inc., Its General Partnership

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                TRANS TECH ELECTRIC, L.P.,
                                a Texas limited partnership

                                By:    TTGP, Inc., Its General Partner

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                PWR NETWORK, LLC,
                                a Delaware limited liability company

                                By:    PWR Financial Company,
                                       Its Sole Member

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                QUANTA RECEIVABLES, L.P.
                                a Delaware limited partnership

                                By: PWR Financial Company, Its General Partner

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

                                Q RESOURCES, LLC
                                a Delaware limited liability company

                                By:    Quanta Holdings, Inc., Its Member

                                By:    /s/ Dana A. Gordon
                                       -----------------------------------------
                                Name:  Dana A. Gordon
                                Title: Vice President

Accepted and agreed to as of the date first above written.

Bank of America, N.A., as Administrative Agent

By:    /s/ Suzanne M. Paul
       -----------------------------------
Name:  Suzanne M. Paul
Title: Vice President

                                 SCHEDULE 2.1(a)

                                                                                             ISSUER'S                   % OF
                                                                                   CERT    JURISDICTION      NO. OF  OWNERSHIP
                      ISSUER                                  OWNER                 NO.    OF FORMATION      SHARES   INTEREST
                      ------                                  -----                 ---    ------------      ------   --------
Advanced Technologies and Installation Corporation    Quanta Services, Inc.          7      Washington       1,000      100%
Airlan Telecom Services, L.P.                                QDE LLC                N/A        Texas          N/A        98%
Airlan Telecom Services, L.P.                       Mejia Personnel Services,       N/A        Texas          N/A         2%
                                                               Inc.
Allteck Line Contractors (USA), Inc.                  Quanta Services, Inc.          2      Washington         100      100%
Allteck Line Contractors, Inc.*                       Quanta Services, Inc.         1C   British Columbia    C-100      100%
                                                                                    1P                       P-485
Arby Construction, Inc.                               Quanta Services, Inc.          2       Delaware        1,000      100%
Austin Trencher, Inc.                                 Quanta Services, Inc.          2       Delaware        1,000      100%
Bradford Brothers, Incorporated                       Quanta Services, Inc.         21    North Carolina     1,165      100%
CCLC, Inc.                                          Conti Communications, Inc.       1       Delaware        1,000      100%
Coast to Coast, LLC                                       Environmental             N/A     California        N/A       100%
                                                     Professional Associates,
                                                             Limited
Communication Manpower, Inc.                        Trawick Construction, Inc.      20        Florida        1,000      100%

                                                                                             ISSUER'S                   % OF
                                                                                   CERT    JURISDICTION      NO. OF  OWNERSHIP
                      ISSUER                                  OWNER                 NO.    OF FORMATION      SHARES   INTEREST
                      ------                                  -----                 ---    ------------      ------   --------
Conti Communications, Inc.                            Quanta Services, Inc.          2       Delaware        1,000      100%
Croce Electric Company, Inc.                          Quanta Services, Inc.          2       Delaware        1,000      100%
Crown Fiber Communications, Inc.                      Quanta Services, Inc.          5       Virginia        1,000      100%
Digco Utility Construction, L.P.                             QDE LLC                N/A        Texas          N/A      99.9%
Digco Utility Construction, L.P.                    Mejia Personnel Services,       N/A        Texas          N/A       0.1%
                                                               Inc.
Dillard Smith Construction Company                    Quanta Services, Inc.          2       Delaware        1,000      100%
Dot 05, LLC                                         Spalj Construction Company      N/A      Delaware         N/A       100%
Driftwood Electrical Contractors, Inc.                Quanta Services, Inc.          2       Delaware        1,000      100%
Environmental Professional Associates, Limited        Quanta Services, Inc.         18      California     1,000,000    100%
Five Points Construction Co.                         Underground Construction       37         Texas         4,093      100%
                                                            Co., Inc.
Global Enercom Management, Inc.                       Quanta Services, Inc.          3       Delaware        1,000      100%
Golden State Utility Co.                              Quanta Services, Inc.          2       Delaware        1,000      100%
H. L. Chapman Pipeline Construction, Inc.             Quanta Services, Inc.          2       Delaware        1,000      100%
Haines Construction Company                           Quanta Services, Inc.          2       Delaware        1,000      100%
Intermountain Electric, Inc.                          Quanta Services, Inc.          6       Colorado        1,000      100%
Irby Construction Company                             Quanta Services, Inc.          2      Mississippi      1,000      100%

                                                                                             ISSUER'S                   % OF
                                                                                   CERT    JURISDICTION      NO. OF  OWNERSHIP
             ISSUER                                           OWNER                 NO.    OF FORMATION      SHARES   INTEREST
             ------                                           -----                 ---    ------------      ------   --------
Lake Norman Pipeline, LLC                            Bradford Brothers, Inc.        N/A   North Carolina      N/A       100%
Lindsey Electric, L.P.                               North Houston Pole Line,       N/A        Texas          N/A      99.9%
                                                               L.P.
Lindsey Electric, L.P.                                   Mejia Personnel            N/A        Texas          N/A       0.1%
                                                          Services,Inc.
Lineco Leasing, LLC                                 Mustang Line Contractors,       N/A     Washington        N/A       100%
                                                               Inc.
Manuel Bros., Inc.                                    Quanta Services, Inc.          2       Delaware        1,000      100%
Mears Canada Corp.*                                     Mears Group, Inc.            2      Nova Scotia        1        100%
Mears Engineering, LLC                                  Mears Group, Inc.           N/A      Michigan         N/A       100%
Mears Group, Inc.                                     Quanta Services, Inc.          2       Delaware        1,000      100%
Mears HDD, LLC                                          Mears Group, Inc.           N/A      Michigan         N/A       100%
Mears Services, LLC                                     Mears Group, Inc.           N/A      Michigan         N/A       100%
Mears/CPG, LLC                                          Mears Group, Inc.           N/A      Michigan         N/A       100%
Mearsmex S. de R.L. de C.V.*                            Mears Group, Inc.           N/A       Mexico          N/A        90%
Mearsmex S. de R.L. de C.V.*                              Mears/HDD, LLC            N/A       Mexico          N/A        10%
Mejia Personnel Services, Inc.                        Quanta Services, Inc.          4         Texas         1,000      100%
Metro Underground Services, Inc.                      Quanta Services, Inc.          7       Illinois        1,000      100%
Mustang Line Contractors, Inc.                        Quanta Services, Inc.         13      Washington         500      100%

                                                                                             ISSUER'S                   % OF
                                                                                   CERT    JURISDICTION      NO. OF  OWNERSHIP
                    ISSUER                                    OWNER                 NO.    OF FORMATION      SHARES   INTEREST
                    ------                                    -----                 ---    ------------      ------   --------
Network Electric Company                              Quanta Services, Inc.           2      Delaware        1,000      100%
North Houston Pole Line, L.P.                                QDE LLC                N/A        Texas           N/A     99.9%
North Houston Pole Line, L.P.                       Mejia Personnel Services,       N/A        Texas           N/A      0.1%
                                                               Inc.
North Pacific Construction Co., Inc.,                 Quanta Services, Inc.           2      Delaware        1,000      100%
North Sky Communications, Inc.                        Quanta Services, Inc.           2      Delaware        1,000      100%
Northern Line Layers, LLC                                 PAR Electrical            N/A      Delaware          N/A      100%
                                                        Contractors, Inc.
Okay Construction Company, LLC                      Spalj Construction Company      N/A      Delaware          N/A      100%
Old Lesco Corporation, Inc.                           Sumter Utilities, Inc.          9   South Carolina    10,000      100%
P.D.G. Electric Co.                                   Quanta Services, Inc.           8       Florida        1,000      100%
PAR Electrical Contractors, Inc.                      Quanta Services, Inc.         100      Missouri          200      100%
Par Internacional, S. de R.L. de C.V.*                Quanta Services, Inc.         N/A       Mexico           N/A       50%
Par Internacional, S. de R.L. de C.V.*                    PAR Electrical            N/A       Mexico           N/A       50%
                                                        Contractors, Inc.
Parkside Site and Utility Company Corporation         Quanta Services, Inc.           2      Delaware        1,000      100%
Parkside Utility Construction Corp.                   Quanta Services, Inc.           2      Delaware        1,000      100%
Potelco, Inc.                                         Quanta Services, Inc.         100     Washington           2      100%

                                                                                             ISSUER'S                   % OF
                                                                                   CERT    JURISDICTION      NO. OF  OWNERSHIP
             ISSUER                                           OWNER                 NO.    OF FORMATION      SHARES   INTEREST
             ------                                           -----                 ---    ------------      ------   --------
Professional Teleconcepts, Inc.                       Quanta Services, Inc.         11       Illinois          100       100%
Professional Teleconcepts, Inc.                       Quanta Services, Inc.         11       New York          100      100%
PWR Financial Company                                 Quanta Services, Inc.          1       Delaware         1000      100%
PWR Network, LLC                                      PWR Financial Company         N/A      Delaware          N/A      100%
Q Resources, LLC                                      Quanta Holdings, Inc.         N/A      Delaware          N/A      100%
QDE LLC                                               PWR Financial Company         N/A      Delaware          N/A      100%
QPC, Inc.                                             Quanta Services, Inc.          2       Delaware        1,000      100%
QSI, Inc.                                             Quanta Holdings, Inc.          2       Delaware        1,000      100%
Quanta Asset Management LLC                                 QSI, Inc.               N/A      Delaware          N/A      100%
Quanta Associates, L.P.                              Quanta Asset Management,       N/A        Texas           N/A     99.9%
                                                               LLC
Quanta Associates, L.P.                                     QSI, Inc.               N/A        Texas           N/A      0.1%
Quanta Delaware, Inc.                                 Quanta Holdings, Inc.          2       Delaware        1,000      100%
Quanta Government Services, Inc.                      Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta Holdings, Inc.                                 Quanta Services, Inc.          1       Delaware        8,000      100%
Quanta LI Acquisition, Inc.                           Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LIV Acquisition, Inc.                          Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LIX Acquisition, Inc.                          Quanta Services, Inc.          1       Delaware        1,000      100%

                                                                                             ISSUER'S                   % OF
                                                                                   CERT    JURISDICTION      NO. OF  OWNERSHIP
            ISSUER                                            OWNER                 NO.    OF FORMATION      SHARES   INTEREST
            ------                                            -----                 ---    ------------      ------   --------
Quanta LVII Acquisition, Inc.                         Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LVIII Acquisition, Inc.                        Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LX Acquisition, Inc.                           Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXI Acquisition, Inc.                          Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXII Acquisition, Inc.                         Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXIII Acquisition, Inc.                        Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXIV Acquisition, Inc.                         Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXIX Acquisition, Inc.                         Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXV Acquisition, Inc.                          Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXVI Acquisition, Inc.                         Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXVII Acquisition, Inc.                        Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXVIII Acquisition, Inc.                       Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXX Acquisition, Inc.                          Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXXI Acquisition, Inc.                         Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXXII Acquisition, Inc.                        Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta LXXIII Acquisition, Inc.                       Quanta Services, Inc.          1       Delaware        1,000      100%
Quanta Receivables, L.P.                                     QDE LLC                N/A      Delaware         N/A        99%

                                                                                             ISSUER'S                   % OF
                                                                                   CERT    JURISDICTION      NO. OF  OWNERSHIP
                      ISSUER                                  OWNER                 NO.    OF FORMATION      SHARES   INTEREST
                      ------                                  -----                 ---    ------------      ------   --------
Quanta Receivables, L.P.                                 PWR Network, LLC           N/A      Delaware         N/A         1%
Quanta Services Management Partnership, L.P.          Quanta Delaware, Inc.         N/A        Texas          N/A        99%
Quanta Services Management Partnership, L.P.                QSI, Inc.               N/A        Texas          N/A         1%
Quanta Services of Canada Ltd.*                       Quanta Services, Inc.         C-2  British Columbia     C-10      100%
                                                                                    P-2                     P-3,499
Quanta Utility Installation Company, Inc.             Quanta Services, Inc.          2       Delaware        1,000      100%
R.A. Waffensmith & Co., Inc.                          Quanta Services, Inc.          2       Delaware        1,000      100%
S.K.S. Pipeliners, LLC                               Arby Construction, Inc.        N/A      Delaware         N/A       100%
Servicios Par Electric, S. de R.L. de C.V.*           Quanta Services, Inc.         N/A       Mexico          N/A        50%
Servicios Par Electric, S. de R.L. de C.V.*               PAR Electrical            N/A       Mexico          N/A        50%
                                                        Contractors, Inc.
Southeast Pipeline Construction, Inc.                 Quanta Services, Inc.          2       Delaware        1,000      100%
Southwest Trenching, Inc.                             Quanta Services, Inc.          2         Texas         1,000      100%
Southwestern Communications, Inc.                     Quanta Services, Inc.          2       Delaware        1,000      100%
Spalj Construction Company                            Quanta Services, Inc.          2       Delaware        1,000      100%
Sumter Utilities, Inc.                                Quanta Services, Inc.          3       Delaware        1,000      100%
The Ryan Company, Inc.                                Quanta Services, Inc.         19     Massachusetts     1,000      100%
Tjader, LLC                                         Spalj Construction Company      N/A      Delaware         N/A       100%

                                                                                             ISSUER'S                   % OF
                                                                                   CERT    JURISDICTION      NO. OF  OWNERSHIP
                 ISSUER                                       OWNER                 NO.    OF FORMATION      SHARES   INTEREST
                 ------                                       -----                 ---    ------------      ------   --------
TNS-VA, LLC                                                Professional             N/A      Delaware         N/A       100%
                                                        Teleconcepts, Inc.
Tom Allen Construction Company                        Quanta Services, Inc.          2       Delaware        1,000      100%
Total Quality Management Services, LLC                    Environmental             N/A      Delaware         N/A       100%
                                                     Professional Associates,
                                                             Limited
Trans Tech Acquisition, Inc.                          Quanta Services, Inc.          1         Texas         1,000      100%
Trans Tech Electric, L.P.                                   TTGP, Inc.              N/A        Texas          N/A         1%
Trans Tech Electric, L.P.                                   TTLP, Inc.              N/A        Texas          N/A        99%
Trawick Construction Company, Inc.                    Quanta Services, Inc.         53        Florida        1,000      100%
TTGP, Inc.                                            Quanta Services, Inc.          2       Delaware        1,000      100%
TTLP, Inc.                                            Quanta Services, Inc.          2       Delaware        1,000      100%
TTM, Inc.                                             Quanta Services, Inc.          9    North Carolina     1,000      100%
TXLP, Inc.                                            Quanta Services, Inc.          2       Delaware        1,000      100%
Underground Construction Co., Inc.                    Quanta Services, Inc.          2       Delaware        1,000      100%
Utilco, Inc.                                          Quanta Services, Inc.         12        Georgia        1,000      100%
VCI Telcom, Inc.                                      Quanta Services, Inc.          2       Delaware        1,000      100%

                                                                                             ISSUER'S                   % OF
                                                                                   CERT    JURISDICTION      NO. OF  OWNERSHIP
           ISSUER                                             OWNER                 NO.    OF FORMATION      SHARES   INTEREST
           ------                                             -----                 ---    ------------      ------   --------
W. C. Communications, Inc.                            Quanta Services, Inc.          2       Delaware        1,000      100%
W.H.O.M. Corporation                                  Quanta Services, Inc.         14      California       1,000      100%

                                 SCHEDULE 2.3(a)

                         Form of Irrevocable Stock Power

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to the following shares of capital stock of ____________________, a ____________ corporation:

         Number of Shares                      Certificate Number

and irrevocably appoints __________________________________ its agent and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

                                                     [HOLDER]

                                                     By: _______________________
                                                         Name:
                                                         Title: